EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President and Principal Executive Officer of RMK High Income Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  December 7, 2005               /s/ Carter E. Anthony
       ------------------------       ------------------------------------------
                                      Carter E. Anthony, President and Principal
                                      Executive Officer



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer and Principal Financial Officer of RMK High Income Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  December 7, 2005               /s/ Joseph C. Weller
       -------------------------      ------------------------------------------
                                      Joseph C. Weller, Treasurer and Principal
                                      Financial Officer